                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-46459) pertaining to the National-Oilwell Retirement and Thrift Plan of our report dated May 25, 2001, with respect to the financial statements and schedule of the National-Oilwell Retirement and Thrift Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2000.


                                                           /s/ Ernst & Young LLP

Houston, Texas
June 25, 2001





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